UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                 August 12, 2002


                         United States Steel Corporation
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1. Statement Under Oath dated August 12, 2002 of Principle Executive Officer
         99.2. Statement Under Oath dated August 12, 2002 of Principle Financial Officer

Item 9. Regulation FD Disclosure

United States Steel Corporation is furnishing under Regulation FD the sworn statements of its Chairman and Chief Executive Officer, Thomas J. Usher, and its Vice Chairman and Chief Financial Officer, John P. Surma, as contemplated by the June 27, 2002 Order of the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  August 12, 2002